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                                                      Exhibit 10.4.1




                    FLOATING RATE MIDLAND RECEIVABLES-BACKED
                     VARIABLE FUNDING NOTES, SERIES 1999-A

              FIRST AMENDMENT TO INDENTURE AND SERVICING AGREEMENT

         This FIRST AMENDMENT, dated as of June 17, 1999 (this "Amendment"), is executed by and among Midland Funding 98-A Corporation, as issuer (the "Issuer"), Norwest Bank Minnesota, National Association, as trustee (in such capacity, the "Trustee"), and as backup servicer (in such capacity, the "Backup Servicer"), Midland Credit Management, Inc., as servicer (the "Servicer"), Asset Guaranty Insurance Company, as note insurer (the "Note Insurer"), Banco Santander, S.A., New York Branch (the "Initial Noteholder") and Tice & Co. (the "Additional Noteholder").

                                    RECITALS

         WHEREAS, the Issuer, the Trustee, the Backup Servicer, the Servicer and the Note Insurer are parties to an Indenture and Servicing Agreement dated as of March 31, 1999 (the "Indenture and Servicing Agreement") relating to the Floating Rate Midland Receivables-Backed Variable Funding Notes, Series 1999-A;

         WHEREAS, the Initial Noteholder is the holder of the only Note issued by the Issuer pursuant to the Indenture and Servicing Agreement on the date hereof;

         WHEREAS, the Additional Noteholder wishes to purchase a Note with a Maximum Principal Amount of $15,000,000 pursuant to Section 6.03 of the Indenture and Servicing Agreement;

         WHEREAS, the Seller, the Servicer and Additional Noteholder have requested that the Indenture and Servicing Agreement be amended as provided herein in connection with such purchase;

         WHEREAS, the parties hereto are willing to agree to such amendments on the terms and conditions contained herein; and

         WHEREAS, Section 12.01 of the Indenture and Servicing Agreement permits amendment of the Indenture and Servicing Agreement on the terms and subject to the conditions provided therein;

         NOW THEREFORE, in consideration of the promises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

         Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Indenture and Servicing Agreement.
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         SECTION 1. AMENDMENTS. Subject to the terms and conditions set forth herein, the Indenture and Servicing Agreement is hereby amended as follows:

         (a)      The definition of "Funding Termination Event" is amended by
                  (i) deleting the word "or" at the end of paragraph (e) thereof, (ii) deleting the period and inserting "; or" at the end of paragraph (f) thereof and (iii) adding a new paragraph
                  (g) thereto to read follows:

                  (g) an Insurer Default shall have occurred and be continuing on June 16, 2000.

         (b) Section 2.04(l)(iv) is amended in its entirety to read as follows:

                  (iv) (A) Each Pool consists solely of Receivables originated by a single Originator under a single Major Card or Other Card, and (B) the addition of the Receivables of any such Pool to the Receivables then subject to this Agreement would not cause the Funding Amount for all Receivables then subject to this Agreement and acquired from any single Originator to exceed an amount equal to 45% of the aggregate Funding Amount for all Receivables then subject to this Agreement.

         (c) Section 6.10(a) is amended by adding a new second sentence thereto to read as follows:

                  Without limiting any other provision hereof, the commitments of the Noteholders to make Fundings hereunder shall terminate on June 16, 2000, provided that so long as no Funding Termination Event shall have occurred and be continuing on June 16, 2000, such commitments shall be automatically extended to the Scheduled Termination Date.

         SECTION 2. EFFECTIVENESS. This amendment provided for by this First Amendment shall become effective as of the date hereof upon the occurrence of each of the following events:

                  (a) the Trustee, the Seller, the Servicer and the Note Insurer shall have received counterparts of this First Amendment, duly executed by the parties hereto; and

                  (b) the Trustee shall have furnished the Rating Agency and the Placement Agent with written notification of the substance of this First Amendment.

         SECTION 3. REPRESENTATIONS. Each party hereto hereby represents and warrants that this Amendment has been duly executed and delivered by such party and constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms


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except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights and remedies in general.

         SECTION 4. REFERENCE. On and after the effective date of this Amendment, each reference in the Indenture and Servicing Agreement to "this Agreement", hereunder", "herein" or words of like import referring to the Indenture and Servicing Agreement, and each reference in the other Transaction Documents to the "Indenture and Servicing Agreement", "thereunder", "thereof" or words of like import referring to the Indenture and Servicing Agreement shall mean and be a reference to the Indenture and Servicing Agreement as amended by this Amendment.

         SECTION 5. COUNTERPARTS; EFFECTIVENESS; FULL FORCE AND EFFECT. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A copy of this Amendment signed by all the parties shall be lodged with the Trustee. Except as expressly set forth herein, the terms, provisions and conditions of the Indenture and Servicing Agreement and the other Transaction Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

         SECTION 6. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         SECTION 7. NOTE INSURER CONSENT AND REPRESENTATION. This Amendment is not evidence of any position by the Note Insurer, affirmative or negative, as to whether action by the holders of the Notes or any other party is required in addition to the execution of this Amendment by the Note Insurer. No representation is made by the Note Insurer as to the necessity for or the satisfaction of any additional consent requirements with respect to the provisions of the Indenture or otherwise. The Note Insurer represents and warrants that the Policy is in effect in accordance with its terms on the date hereof.

         SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 9. DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Indenture and Servicing Agreement.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                         MIDLAND FUNDING 98-A CORPORATION,
                         as Issuer


                         By:  /s/ Frank Chandler
                              ------------------------------------------------
                         Name: Frank Chandler
                              ------------------------------------------------
                         Title: President


                         MIDLAND CREDIT MANAGEMENT, INC.
                         as Servicer


                         By:  /s/ Frank Chandler
                              ------------------------------------------------
                         Name: Frank Chandler
                              ------------------------------------------------
                         Title: President


                         NORWEST BANK MINNESOTA,
                         NATIONAL ASSOCIATION,
                         not in its individual capacity, but solely as Trustee and as Backup Servicer


                         By:  /s/ Bruce Wandersee
                              ------------------------------------------------
                         Name: Bruce Wandersee
                         Title: Assistant Vice President


                         ASSET GUARANTY INSURANCE COMPANY

                         By:
                              ------------------------------------------------
                         Name: Scott Mangan
                         Title: Vice President

                         BANCO SANTANDER, S.A.,
                           NEW YORK BRANCH

                         By:
                              ------------------------------------------------
                         Name:
                         Title:


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                         MIDLAND FUNDING 98-A CORPORATION,
                         as Issuer

                         By:
                              ------------------------------------------------
                         Name:
                              ------------------------------------------------
                         Title: President

                         MIDLAND CREDIT MANAGEMENT, INC.
                         as Servicer

                         By:
                              ------------------------------------------------
                         Name:
                              ------------------------------------------------
                         Title: President

                         NORWEST BANK MINNESOTA,
                         NATIONAL ASSOCIATION,
                         not in its individual capacity, but solely as Trustee and as Backup Servicer

                         By:
                              ------------------------------------------------
                         Name: Bruce Wandersee
                         Title: Assistant Vice President

                         ASSET GUARANTY INSURANCE COMPANY


                         By:  /s/ Scott Mangan
                              ------------------------------------------------


                         Name: Scott Mangan
                         Title: Vice President

                         BANCO SANTANDER CENTRAL
                         HISPANO, S.A., NEW YORK BRANCH


                         By:  /s/ Shailesh Deshpande
                              ------------------------------------------------


                         Name: Shailesh Deshpande
                         Title: Vice President


                         By:  /s/ John Hennessy
                              ------------------------------------------------


                         Name: John Hennessy
                         Title: Vice President and Manager

                         TICE & CO.


                         By:  /s/ Jacqueline M. May
                              ------------------------------------------------
                         Name:  JACQUELINE M. MAY
                         Title: VICE PRESIDENT


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